Exhibit 99.1

SemGroup Announces Agreement to Acquire Houston Fuel Oil Terminal Company

Immediately accretive, transformational acquisition

Conference call scheduled for 8:30 a.m. Eastern today

Acquisition Highlights

•	Premier position on the Houston Ship Channel with connectivity to the local refinery complex and inbound receipt capabilities from all major producing basins

•	Significantly enhances scale and diversifies business with refinery-facing, take-or-pay cash flows

•	Uniquely positioned to capitalize on shifting global commodity market trends

•	Enables SemGroup to capture low-risk growth opportunities

•	Advantageous financing structure aligns consideration with EBITDA growth

•	Highly stable cash flows support raising targeted dividend CAGR from 8% to 10% through 2020

Tulsa, Okla. – June 6, 2017 – SemGroup® Corporation (NYSE:SEMG) today announced that it has executed a definitive agreement to acquire Houston Fuel Oil Terminal Company (“HFOTCO”), one of the largest oil terminals in the U.S., from investment funds managed by Alinda Capital Partners. This acquisition establishes SemGroup’s position in the premier energy market, the Houston Ship Channel.

The 16.8-million-barrel terminal is strategically located on the U.S. Gulf Coast with pipeline connectivity to the local refining complex, deep water marine access and inbound pipeline, rail and truck receipt capabilities from all major producing basins. The assets are located on 330 acres on the Houston Ship Channel, one of the most active trading centers for residual fuel oil and crude oil in the world. The business is fully supported by take-or-pay contracts with primarily investment-grade counterparties that have been customers for an average of 15 years. HFOTCO is currently executing on contractually supported growth projects, including a new ship dock, a new pipeline and connections, as well as an additional 1.45 million barrels of crude oil storage, expected to be in service mid-2018.

“This is a transformational acquisition that adds tremendous stability to our business and provides a dynamic platform for growth,” said SemGroup President and CEO Carlin Conner. “Consistent with our strategy to diversify our portfolio and become more refinery facing, HFOTCO brings a well-established base of high-quality, long-tenured customers. At the same time, the terminal’s premier location on the Houston Ship Channel provides deep water access and is well positioned to capture increasing export volumes. With the addition of HFOTCO, SemGroup will be uniquely positioned to capture the future trends in exporting crude oil and refined products resulting from the near and long-term anticipated growth in U.S. shale production.”

The total purchase consideration to acquire HFOTCO will consist of two payments. The first payment will be $1.5 billion at closing, including the assumption of an estimated $785 million of existing HFOTCO debt, and issuance of between $300 million to $400 million in common shares, at SemGroup’s election, to Alinda at $32.30 per share. The remainder of the initial payment will be funded in cash from SemGroup’s revolving credit facility. The second payment will consist of an additional $600 million which will be paid in cash before the end of 2018, which aligns consideration with EBITDA growth. SemGroup will have no obligation to make the second payment, which instead will be an obligation of its acquisition subsidiaries and secured by a pledge of the equity interests in such subsidiaries. The purchase price will be subject to customary adjustments.

Chris Beale, Managing Partner of Alinda Capital Partners, commented: “The HFOTCO management team has done an excellent job of growing and diversifying a world-class terminal business. We believe that adding this asset to SemGroup’s portfolio is a great way to leverage customer relationships, strengthen both businesses and create additional shareholder value.”

The acquisition is expected to close in the third quarter of 2017, subject to the receipt of certain governmental approvals and the satisfaction of other customary closing conditions.

SemGroup intends to maintain HFOTCO’s workforce and anticipates that the company’s approximately 125 employees will become members of the SemGroup family upon the transaction’s close.

“A large part of HFOTCO’s success has been its outstanding team.” Conner said. “We’re looking forward to these talented employees becoming part of the SemGroup team.”

Senior management at both SemGroup and HFOTCO have several decades of combined experience managing terminalling and logistics assets in the U.S. and abroad. SemGroup currently operates 7.6 million barrels of crude oil storage in Cushing and another 8.7 million barrels of multi-product storage in Milford Haven, U.K. Prior to SemGroup, CEO Carlin Conner spent more than 20 years in the terminal industry, most recently as managing director of Oiltanking GmbH, an independent worldwide storage provider based in Germany.

Financial Guidance

SemGroup is reaffirming its previously announced 2017 Adjusted EBITDA guidance of between $270 million and $310 million and 4Q 2017 run rate of between $325 million and $340 million on its existing business. Assuming an early third quarter close, management expects HFOTCO to contribute between $60 million and $65 million of additional Adjusted EBITDA during 2017. Including projects scheduled to be placed into service during 2018 and 2019, management anticipates HFOTCO 2018 Adjusted EBITDA of $135 million to $145 million growing to $180 million to $190 million in 2019. SemGroup does not provide guidance for net income, the GAAP financial measure most directly comparable to the non-GAAP financial measure Adjusted EBITDA, because Net Income includes items such as unrealized gains or losses on derivative activities or similar items which, because of their nature, cannot be accurately forecasted. We do not expect that such amounts would be significant to Adjusted EBITDA as they are largely non-cash items.

Management expects to increase capital expenditures from $500 million to $575 million in 2017. Management continues to expect year-end 2017 covenant compliance leverage of 4.5x to 4.75x, assuming no ATM issuance.

In December 2017, management expects to recommend to the Board of Directors a dividend increase of 10 percent on an annualized basis. SemGroup is raising its targeted dividend CAGR from 8 percent to 10 percent through 2020.

Advisors

Credit Suisse Securities (USA) LLC served as SemGroup’s exclusive financial advisor on the transaction. Vinson & Elkins LLP and Gibson, Dunn & Crutcher LLP served as legal advisors to SemGroup. Simpson Thacher & Bartlett LLP served as legal advisor to Alinda Capital Partners.

Supplemental Slide Presentation

A slide presentation supplementing this press release is posted on SemGroup’s Investor Relations website at www.semgroupcorp.com.

Conference Call Timing

SemGroup will host a conference call for investors at 8:30 a.m. Eastern today, June 6, 2017. The call can be accessed live over the telephone by dialing 855-239-1101, or for international callers, 412-542-4117. Interested parties may also listen to a simultaneous webcast of the conference call by logging onto SemGroup’s Investor Relations website at www.semgroupcorp.com. A replay of the webcast will be available following the call.

About SemGroup

Based in Tulsa, Okla., SemGroup® Corporation is a publicly traded midstream service company providing the energy industry the means to move products from the wellhead to the wholesale marketplace.

SemGroup provides diversified services for end users and consumers of crude oil, natural gas, natural gas liquids, refined products and asphalt. Services include purchasing, selling, processing, transporting, terminalling and storing energy.

SemGroup uses its Investor Relations website and social media outlets as channels of distribution of material company information. Such information is routinely posted and accessible on our Investor Relations website at www.semgroupcorp.com, our Twitter account and LinkedIn account.

About Houston Fuel Oil Terminal Company

Houston Fuel Oil Terminal Company stores, blends and transports residual fuel and crude oil via pipeline, ship, barge, rail and truck for major oil companies, refiners, international trading firms and other energy companies. Storage is divided among 144 tanks ranging in size from 10 thousand barrels to 400 thousand barrels. The facility also includes multiple receipt and delivery pipelines, four ship docks with a fifth under construction, as well as seven barge docks able to accommodate 23 barges simultaneously.

About Alinda Capital Partners

Alinda Capital Partners is one of the world’s largest and most experienced infrastructure investment firms. Alinda is a long-term investor in infrastructure assets that provide essential services to communities. Alinda has $10 billion of assets under management and has invested in infrastructure businesses that operate in 33 states in the United States as well as in Canada, the United Kingdom, the Netherlands, Belgium and Poland. These businesses serve over 100 million customers annually in more than 550 cities globally, and are run by a workforce of over 80,000 people.

Non-GAAP Financial Measures

SemGroup’s non-GAAP measure, Adjusted EBITDA, is not a GAAP measure and is not intended to be used in lieu of GAAP presentation of net income (loss), which is the most closely associated GAAP measure. Adjusted EBITDA represents earnings before interest, taxes, depreciation and amortization, adjusted for selected items that SemGroup believes impact the comparability of financial results between reporting periods. In addition to non-cash items, we have selected items for adjustment to EBITDA which management feels decrease the comparability of our results among periods. These items are identified as those which are generally outside of the results of day to day operations of the business. These items are not considered non-recurring, infrequent or unusual, but do erode comparability among periods in which they occur with periods in which they do not occur or occur to a greater or lesser degree. Historically, we have selected items such as gains on the sale of NGL Energy Partners LP common units, costs related to our predecessor’s bankruptcy, significant business development related costs, significant legal settlements, severance and other similar costs. Management believes these types of items can make comparability of the results of day to day operations among periods difficult and have chosen to remove these items from our Adjusted EBITDA. We expect to adjust for similar types of items in the future. Although we present selected items that we consider in evaluating our performance, you should be aware that the items presented do not represent all items that affect comparability between the periods presented. Variations in our operating results are also caused by changes in volumes, prices, mechanical interruptions and numerous other factors. We do not adjust for these types of variances.

This measure may be used periodically by management when discussing our financial results with investors and analysts and is presented as management believes it provides additional information and metrics relative to the performance of our businesses. This non-GAAP financial measure has important limitations as an analytical tool because it excludes some, but not all, items that affect the most directly comparable GAAP financial measures. You should not consider non-GAAP measures in isolation or as substitutes for analysis of our results as reported under GAAP. Management compensates for the limitations of our non-GAAP measures as analytical tools by reviewing the comparable GAAP measures, understanding the differences between the non-GAAP measure and the most comparable GAAP measure and incorporating this knowledge into its decision-making processes. We believe that investors benefit from having access to the same financial measures that our management uses in evaluating our operating results. Because all companies do not use identical calculations, our presentations of non-GAAP measures may be different from similarly titled measures of other companies, thereby diminishing their utility.

Forward-Looking Statements

Certain matters contained in this Press Release include “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. We make these forward-looking statements in reliance on the safe harbor protections provided under the Private Securities Litigation Reform Act of 1995.

All statements, other than statements of historical fact, included in this Press Release including the prospects of our industry, our anticipated financial performance, our anticipated annual dividend growth rate, management’s plans and objectives for future operations, planned capital expenditures, business prospects, outcome of regulatory proceedings, market conditions and other matters, may constitute forward-looking statements. Although we believe that the expectations reflected in these forward-looking statements are reasonable, we cannot assure you that these expectations will prove to be correct. These forward-looking statements are subject to certain known and unknown risks and uncertainties, as well as assumptions that could cause actual results to differ materially from those reflected in these forward-looking statements. Factors that might cause actual results to differ include, but are not limited to, the possibility that the conditions to the closing of our acquisition of HFOTCO, including the conditions related to obtaining regulatory approvals, may not be satisfied in a timely manner or at all, that if such conditions are not satisfied, they may not be waived, and that the acquisition of HFOTCO may not be completed on the terms currently contemplated or at all; the failure to realize the anticipated benefits of our acquisition of HFOTCO, assuming it is completed; our ability to pay the deferred consideration and the consequences of our failing to do so; the amount and timing of transaction expenses associated with our acquisition of HFOTCO, and the impact of our management team spending a significant portion of its time focusing on completing our acquisition of HFOTCO; the impact of the announcement or completion of our acquisition of HFOTCO on the credit ratings assigned to any of our indebtedness or the indebtedness of HFOTCO; the financial and operating performance of HFOTCO; our ability to generate sufficient cash flow from operations to enable us to pay our debt obligations and our current and expected dividends or to fund our other liquidity needs; any sustained reduction in demand for, or supply of, the petroleum products we gather, transport, process, market and store; the effect of our debt level on our future financial and operating flexibility, including our ability to obtain additional capital on terms that are favorable to us; our ability to access the debt and equity markets, which will depend on general market conditions and the credit ratings for our debt obligations and equity; the loss of, or a material nonpayment or nonperformance by, any of our key customers; the amount of cash distributions, capital requirements and performance of our investments and joint ventures; the amount of collateral required to be posted from time to time in our commodity purchase, sale or derivative transactions; the impact of operational and developmental hazards and unforeseen interruptions; our ability to obtain new sources of supply of petroleum products; competition from other midstream energy companies; our ability to comply with the covenants contained in our credit agreement and the indentures governing our senior notes, including requirements under our credit agreement to maintain certain financial ratios; our ability to renew or replace expiring storage, transportation and related contracts; the overall forward markets for crude oil, natural gas and natural gas liquids; the possibility that the construction or acquisition of new assets may not result in the corresponding anticipated revenue increases; changes in currency exchange rates; weather and other natural phenomena, including climate conditions; a cyber attack involving our information systems and related infrastructure, or that of our business associates; the risks and uncertainties of doing business outside of the U.S., including political and economic instability and changes in local governmental laws, regulations and policies; costs of, or changes in, laws and regulations and our failure to comply with new or existing laws or regulations, particularly with regard to taxes, safety and protection of the environment; the possibility that our hedging activities may result in losses or may have a negative impact on our financial results; general economic, market and business conditions; as well as other risk factors discussed from time to time in each of our documents and reports filed with the U.S. Securities and Exchange Commission.

Readers are cautioned not to place undue reliance on any forward-looking statements contained in this press release, which reflect management’s opinions only as of the date hereof. Except as required by law, we undertake no obligation to revise or publicly release the results of any revision to any forward-looking statements.

Contacts:

Investor Relations:

Alisa Perkins

918-524-8081

investor.relations@semgroupcorp.com

Media:

Tom Droege

918-524-8560

tdroege@semgroupcorp.com

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